UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2025

Complete Solaria, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40117	93-2279786
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45700 Northport Loop East, Fremont, CA	94538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 270-2507

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SPWR	The Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	SPWRW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

Complete Solaria, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders on May 29, 2025. Set forth below are the final results of the voting with respect to each matter acted upon at the 2025 Annual Meeting of Stockholders. The proposals are described in further detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 1, 2025.

Proposal 1 - Election of directors

The stockholders duly elected each of Thurman J. Rodgers, Antonio R. Alvarez, William J. Anderson, Adam Gishen, Jamie Haenggi, Chris Lundell, Lothar Maier, J. Daniel McCranie, Ronald Pasek, Tidjane Thiam, and Devin Whatley to serve as directors of the Company until the 2026 annual meeting of stockholders.

NOMINEE	VOTES FOR	WITHHELD	BROKER NON-VOTES
Thurman J. Rodgers	37,417,857	54,750	11,620,878
Antonio R. Alvarez	37,289,858	182,749	11,620,878
William J. Anderson	37,272,846	199,761	11,620,878
Adam Gishen	36,202,379	1,270,228	11,620,878
Jamie Haenggi	37,414,702	57,905	11,620,878
Chris Lundell	36,010,722	1,461,885	11,620,878
Lothar Maier	37,402,675	69,932	11,620,878
J. Daniel McCranie	37,433,616	38,991	11,620,878
Ronald Pasek	35,743,345	1,729,262	11,620,878
Tidjane Thiam	36,165,986	1,306,621	11,620,878
Devin Whatley	37,348,221	124,386	11,620,878

Proposal 2 – Ratification of the selection of independent registered public accounting firm

The stockholders ratified the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025.

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
48,912,761	135,265	45,459	—

Proposal 3 – Approval of an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to reserve an additional 21,555,584 shares of the Company’s common stock for issuance under the 2023 Plan (the “Plan Amendment”)

The stockholders approved the Plan Amendment.

VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
35,995,717	1,451,587	25,303	11,620,878

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Complete Solaria, Inc.

Dated: June 2, 2025	By:	/s/ Daniel Foley
Daniel Foley
Chief Financial Officer

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